Press Release Source: TREZAC INTERNATIONAL CORPORATION


Trezac Retains Merchant Banker to Close Asset Backed Financing Wednesday March 5, 9:00 am ET

BOCA RATON, FL--(INTERNET WIRE)--Mar 5, 2003 -- Trezac International Corporation (OTC BB: TREZV) announced today that the Company has hired Fleming Capital Group ("FCG") and Fleming Capital Management ("FCM") of New York USA, to finalize negotiations and close an investment from the Moldova Enterprise Credit Foundation (MECF). MECF is an internationally owned financial institution that specializes in direct foreign investment into the Republic of Moldova.
The Foundation was founded in 1997 by a well known group of European investors, all of whom have considerable experience in the execution and management of investments in transitional economies.

The MECF has proposed terms of asset backed investment for the acquisition strategy that the Company is executing in the Republic of Moldova. MECF has brought FCG into the arrangement as the liaison for MECF's business with Trezac. FCG will serve as an operations, due diligence and deal packaging partner for other projects that Trezac is performing due diligence on in Moldova.

FCG is a private capital, merchant bank and advisory boutique based in New York City. FCG offers many creative approaches to advising on acquisition planning, system integration and roll up strategies. FCG will become involved in all facets of Trezac's business planning and MECF's funding and execution strategies.

Principal components of FCG include: a US and European business advisor; an International attorney specializing in Russia & Moldova and an Investment advisor that is experienced in debt and equity investment structures and strategies for US companies making direct foreign investments. The principals of FCG are comfortable working in English, French, Russian and Moldovan business cultures and relevant languages. FCG is deeply networked with Investment Funds, Financial Institutions, Local and National banks,
Investment Foundations, Auditors and Tax specialists in this region of the world.

More information on FCG can be found on www.flemingcap.com

About Trezac International Corp

Trezac International Corporation endeavors to achieve a high rate of capital growth for its shareholders by acquiring significant holdings in companies which the members of its Board of Directors consider to be fundamentally sound, well managed, and profitable, but which are valued at a discount to the Directors' estimate of their intrinsic market valuation. The Company identifies and acquires non-cyclical, consumer businesses in Eastern Europe. The Company intends to make several "roll-up" acquisitions in specific sectors during the coming quarters.

More information about Trezac can be found on www.trezac.com.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements that include the words "believes," "expects," "anticipates" or similar expressions. These include the failure of any of the conditions to closing stated above, completion of the acquisitions of the target businesses, attracting necessary management, a delay in the formal launch of the website, raising the necessary capital to fund business operations and potential market competition. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements. (Such factors include, among others, the risk factors contained in the company's Annual Reports and other filings with the Securities and Exchange
Commission.) The Company will remain dependent upon future financing for its growth and development, and for it to successfully implement its business plan. No statement contained herein should be construed as indicating that such financing is or will be available, and if available, will be on terms favorable to the Company. This news release speaks as of the date first set forth above and the Company assumes no responsibility to update the information included herein for events occurring after the date hereof.

Investor Relations


Harvey Goralnick/David Zazoff
FOCUS Partners LLC
212-752-9445
trezv@focuspartners.com



Contact:

     Contact: Harvey Goralnick
     Company: FOCUS Partners LLC
     Voice: 212-752-9445
     Email: trezv@focuspartners.com

     Contact: David Zazoff
     Company: FOCUS Partners LLC
     Voice: 212-752-9445
     Email: trezv@focuspartners.com

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Source: TREZAC INTERNATIONAL CORPORATION